SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004
                                                  ---------------

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)

          Michigan                     000-230-661                38-3317208
----------------------------           -----------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                  30142 Wixom Road, Wixom              Michigan      48393
                  -----------------------              --------      -----
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (248) 960-9009
                                                   --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 9. Regulation FD Disclosure.

      On August 12, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

      On August 12, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the fiscal quarter ended June 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: August 12, 2004                        By: /s/ Thomas E. Klema
                                                 -------------------------------
                                                 Thomas E. Klema
                                                 Its: Chief Financial Officer